SUMMARY PROSPECTUS July 29, 2014 (As Amended November 28, 2014)

MFS® Municipal Income Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated July 29, 2014, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

CLASS	TICKER SYMBOL
Class A1	MMIDX
Class B1	MMIGX

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 (at least $100,000 effective December 29, 2014) in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s Prospectus and “Waivers of Sales Charges” on page H-1 of the fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment):

Share Class	A1		B1
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Effective December 29, 2014, the Maximum Sales Charge on Class A1 shares will be reduced to 4.25%.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A1	B1
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	1.00%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.55%	1.55%
Fee Reductions and/or Expense Reimbursements[1]	(0.04)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.51%	1.27%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012.

1                 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.37% of the fund’s average daily net assets annually in excess of $1.3 billion up to $2 billion and 0.35% of the fund’s average daily net assets annually in excess of $2 billion.  This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2015. In addition, for one year from the date of purchase of Class B1 shares, assets attributable to such Class B1 shares are subject to the Class B1 service fee of 0.25% of the fund’s average daily net assets annually.  On assets attributable to all other Class B1 shares, the fund’s distributor, MFS Fund Distributors, Inc., has agreed in writing to waive the Class B1 service fee to 0.00% of the fund’s average daily net assets annually until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2015. In addition, Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares.  This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2015.

LMBA1B1-SUM-112814

MFS Municipal Income Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A1 Shares	$525	$639	$764	$1,128
Class B1 Shares assuming
redemption at end of period	$529	$762	$1,018	$1,551
no redemption at end of period	$129	$462	$818	$1,551

Effective December 29, 2014, the row for Class A1 shares in the above table is restated in its entirety as follows:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A1 Shares	$475	$590	$715	$1,081

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in less than investment grade quality debt instruments (lower quality debt instruments).

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may invest a large percentage of the fund’s assets in issuers in a single state, territory, or possession, or a small number of states, territories, or possessions.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to changes in market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.

Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk:  The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.

The credit quality of, and the ability to pay principal and interest when due by, an issuer of a municipal instrument depends on the credit quality of the entity supporting the municipal instrument, how essential any services supported by the municipal instrument are, the sufficiency of any revenues or taxes that support the municipal instrument, and/or the willingness or ability of the appropriate government entity to approve any appropriations necessary to support the municipal instrument.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Municipal Risk:  The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Geographic Focus Risk: The fund’s performance will be closely tied to the issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions in the states, territories, and possessions of the United States in which the fund’s assets are invested.  If MFS invests a large percentage of the fund’s assets in a single state, territory, or possession, or a small number of states, territories, or possessions, these conditions will have a more significant impact on the fund’s performance and the fund’s performance may be more volatile than the performance of more geographically-diversified funds.

MFS Municipal Income Fund

Prepayment/Extension Risk:  Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Derivatives can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A1 Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2014, was 7.23%. During the period(s) shown in the bar chart, the highest quarterly return was 8.59% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (4.86)% (for the calendar quarter ended December 31, 2010).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2013)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B1 Shares	(9.13)%	6.06%	3.86%
A1 Shares	(9.38)%	6.14%	4.00%
Returns After Taxes on Distributions
A1 Shares	(9.38)%	6.14%	3.99%
Returns After Taxes on Distributions and Sale of Fund Shares
A1 Shares	(3.73)%	5.90%	4.15%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Barclays Municipal Bond Index	(2.55)%	5.89%	4.29%

Effective December 29, 2014, the rows for Class A1 shares in the above table are restated in their entirety as follows:

Average Annual Total Returns

(For the Periods Ended December 31, 2013)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
A1 Shares	(8.90)%	6.25%	4.05%
Returns After Taxes on Distributions
A1 Shares	(8.90)%	6.25%	4.04%
Returns After Taxes on Distributions and Sale of Fund Shares
A1 Shares	(3.45)%	5.99%	4.19%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Geoffrey L. Schechter	2000	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc.

MFS Municipal Income Fund

(MFSC) by overnight mail (MFSC, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A1, Class B1	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund’s acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future.

Taxes

The fund intends to distribute income that is exempt from federal income tax, but may be subject to federal alternative minimum tax.  A portion of the fund’s distributions may be subject to federal income tax.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.